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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                   FORM 8K

                               CURRENT REPORT


                           Current Report Pursuant
                          to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




Date of Report: October 13, 1995
Date of earliest event reported:  October 11, 1995



                         FIRST AMERICAN CORPORATION
           (Exact name of registrant as specified in its charter)



                                  TENNESSEE
               (State or other jurisdiction of incorporation)


         0-6198                                       62-0799975
(Commission File Number)                           (I.R.S. Employer
                                                   Identification No.)


FIRST AMERICAN CENTER, NASHVILLE, TENNESSEE            37237-0700
  (Address of principal executive offices)             (Zip Code)





      Registrant's telephone number, including area code (615) 748-2000

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Item 5.          Other Event

                 As previously reported by Current Report on Form 8-K dated May 22, 1995, First American has entered into a definitive Aagreement and Plan of Reorganization dated May 17, 1995, with Charter Federal Savings Bank. Attached hereto and incorporated by reference herein as Exhibit 2 (a) is Amendment No. 1 to Agreement and Plan of Reorganization by and between Charter Federal Savings Bank and First American Corporation.





Exhibit No.               Description
-----------               -----------

         2. Agreement and Plan of Reorganization dated May 17, 1995 by and between Charter Federal Savings Bank and First American Corporation (previously filed as
                          Exhibit 2 to a Current Report on Form 8-K dated May 22, 1995, and incorporated herein by reference).

         2 (a). Amendment No. 1 to Agreement and Plan of Reorganization by and between Charter Federal Savings Bank and First American Corporation dated October 11, 1995.

         20.              Press Release dated May 17, 1995 (previously filed as
                          Exhibit 20 to a Current Report on Form 8-K dated May 22, 1995, and incorporated herein by reference).

         99. Revised First American Corporate unaudited pro forma combined condensed financial data reflecting acquisition by First American of Heritage Federal Bancshares, Inc. and Charter Federal Savings Bank (previously filed as Exhibit 99 (a) to a Current Report on Form 8-K dated October 3, 1995, and incorporated herein by reference).



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FIRST AMERICAN CORPORATION
                                        --------------------------
                                        (Registrant)


Date: October 13, 1995                  /s/   Mary Neil Price
                                        --------------------------------
                                        Name:  Mary Neil Price
                                        Title: Senior Vice President and
                                                 Assistant Secretary





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                                EXHIBIT INDEX
                                -------------

Exhibit No:               Description
----------                -----------

         2. Agreement and Plan of Reorganization dated May 17, 1995 by and between Charter Federal Savings Bank and First American Corporation (previously filed as
                          Exhibit 2 to a Current Report on Form 8-K dated May 22, 1995, and incorporated herein by reference).

         2 (a) Amendment No. 1 to Agreement and Plan of Reorganization by and between Charter Federal Savings Bank and First American Corporation dated October 11, 1995.

         20.              Press Release dated May 17, 1995 (previously filed as
                          Exhibit 20 to a Current Report on Form 8-K dated May 22, 1995, and incorporated herein by reference).

         99. Revised First American Corporate unaudited pro forma combined condensed financial data reflecting acquisition by First American of Heritage Federal Bancshares, Inc. and Charter Federal Savings Bank (previously filed as Exhibit 99 (a) to a Current Report on Form 8-K dated October 3, 1995, and incorporated herein by reference).





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